Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

10.  Income Taxes

Provisions (benefit) for income taxes are as follows:

	2015	2014	2013
	(In Thousands)
Current:
Federal	$(4,655)	$(1,831)	$(871)
State	(429)	706	756
Total Current	$(5,084)	$(1,125)	$(115)

Deferred:
Federal	$(25,958)	$5,159	$21,975
State	(1,478)	217	2,095
Total Deferred	$(27,436)	$5,376	$24,070
Provisions (benefit) for income taxes	$(32,520)	$4,251	$23,955

The current benefit for federal income taxes shown above includes regular federal income tax after the consideration of permanent and temporary differences between income for GAAP and tax purposes.  The current provision for state income taxes includes regular state income tax and provisions for uncertain income tax positions

The deferred tax provision (benefit) results from the recognition of changes in our prior year deferred tax assets and liabilities, and the utilization of state NOL carryforwards and other temporary differences.  We reduce income tax expense for tax credits in the year they arise and are earned.  At December 31, 2015, our gross amount of the investment tax credits available to offset state income taxes was minimal.  These investment tax credits do not expire and carryforward indefinitely.  The gross amount of federal tax credits was $5.1 million.  These credits carryforward for 20 years and begin expiring in 2034.

10.  Income Taxes (continued)

We utilized approximately $9.6 million, $5.9 million and $0.1 million of state NOL carryforwards to reduce tax liabilities in 2015, 2014 and 2013, respectively to reduce future tax liabilities.  At December 31, 2015, we have remaining federal and state tax NOL carryforwards of $47.7 million and $85.7 million, respectively, which amounts exclude the NOL carryforwards that are related to unrecognized tax benefits and stock compensation that have not been recognized in accordance with GAAP.  The federal NOL carryforwards begin expiring in 2033 and the state NOL carryforwards began expiring in 2015.

We experienced a cumulative change in ownership of more than 50% over the three year testing period upon the issuance of the preferred stock and warrants on December 4, 2015. Pursuant to Internal Revenue Code Sections 382 and 383, annual use of the net operating losses and tax credits is subject to an estimated limitation of $3.7 million per year.

We considered both positive and negative evidence in our determination of the need for valuation allowances for the deferred tax assets associated with federal and state NOLs and federal credits and in conjunction with the IRC Section 382 limitation and determined that it was more-likely-than-not that NOL’s and credits would be utilized before expiration.  For 2015, 2014 and 2013, we determined it was more-likely-than-not that approximately $34.5 million, $8.1 million and $8.3 million, respectively, of the state NOL carryforwards would not be able to be utilized before expiration and a valuation allowance was maintained for the deferred tax assets associated with these state NOL carryforwards, net of federal benefit of approximately $1.2 million in 2015 and $0.3 million in 2014 and 2013.

When non-qualified stock options (“NSOs”) are exercised, the grantor of the options is permitted to deduct the spread between the fair market value of the stock issued and the exercise price of the NSOs as compensation expense in determining taxable income.  Income tax benefits related to stock-based compensation deductions in excess of the compensation expense recorded for financial reporting purposes are not recognized in earnings as a reduction of income tax expense for financial reporting purposes.  As a result, the stock-based compensation deduction recognized in our income tax return will exceed the stock-based compensation expense recognized in earnings.  The excess tax benefit realized (i.e., the resulting reduction in the current tax liability) related to the excess stock-based compensation tax deduction of $0.6 million in 2015 (none in 2014 and 2013), which is included in the net change in capital in excess of par value rather than an increase in the benefit for income taxes.

In addition, if the grantor of NSOs will not currently reduce its tax liability from the excess tax benefit deduction taken at the time of the taxable event (option exercised) because it has a NOL carryforward that is increased by the excess tax benefit, then the tax benefit should not be recognized until the deduction actually reduces current taxes payable.  The amounts included in the federal and state NOL carryforwards but not reflected in deferred tax assets at December 31, 2015 totaled $3.0 million and $2.9 million, respectively.  At December 31, 2015 and 2014, we had $1.2 million and $1.1 million, respectively of unrecognized federal and state tax benefits resulting from the exercise of NSOs.

10.  Income Taxes (continued)

Deferred tax assets and liabilities include temporary differences and carryforwards as follows:

	December 31,
	2015	2014
	(In Thousands)
Deferred tax assets
Allowance for doubtful accounts	$722	$823
Asset impairment	—	226
Inventory	2,331	2,447
Deferred compensation	4,525	3,914
Other accrued liabilities	8,084	7,195
Hedging	54	1,218
Net operating loss and tax credit carryforwards	19,769	13,874
Other	6,429	3,700
Total deferred tax assets	41,914	33,397
Less valuation allowance on deferred tax assets	(1,242)	(292)
Net deferred tax assets	$40,672	$33,105

Deferred tax liabilities
Property, plant and equipment	$82,760	$92,962
Prepaid and other insurance reserves	4,904	5,452
Investment in unconsolidated affiliate	—	64
Other	413	551
Total deferred tax liabilities	$88,077	$99,029

Net deferred tax liabilities	$(47,405)	$(65,924)

Consolidated balance sheet classification:
Net current deferred tax assets	$4,774	$17,204
Net noncurrent deferred tax liabilities	(52,179)	(83,128)
Net deferred tax liabilities	$(47,405)	$(65,924)

Net deferred tax liabilities by tax jurisdiction:
Federal	$(43,055)	$(60,696)
State	(4,350)	(5,228)
Net deferred tax liabilities	$(47,405)	$(65,924)

All of our income (loss) before taxes relates to domestic operations.  Detailed below are the differences between the amount of the provision (benefit) for income taxes and the amount which would result from the application of the federal statutory rate to “Income (loss) from continuing operations before provisions (benefit) for income taxes”.

	2015	2014	2013
	(In Thousands)
Provisions (benefit) for income taxes at federal statutory rate	$(27,512)	$3,383	$20,843
State current and deferred income taxes	(2,184)	639	2,462
Energy credit	(2,846)	—	—
Valuation allowance	918	—	—
Other	(896)	229	650
Provisions (benefit) for income taxes	$(32,520)	$4,251	$23,955

10.  Income Taxes (continued)

A reconciliation of the beginning and ending amount of uncertain tax positions is as follows:

	2015	2014	2013
	(In Thousands)
Balance at beginning of year	$657	$2,409	$2,292
Additions based on tax positions related to the current year	70	45	97
Additions based on tax positions of prior years	13	367	255
Reductions for tax positions of prior years	(443)	(1,411)	(123)
Settlements	(38)	(753)	(112)
Balance at end of year	$259	$657	$2,409

We expect that the amount of unrecognized tax benefits may change as the result of ongoing operations, the outcomes of audits, and the expiration of statute of limitations.  This change is not expected to have a significant impact on our results of operations or financial condition.  For 2015, 2014, and 2013 there would be no impact on the effective tax rate from unrecognized tax benefits, if recognized.

We record interest related to unrecognized tax positions in interest expense and penalties in operating other expense.  During 2014, we recognized a recovery of $522,000 in interest expense and penalties associated with the reduction of unrecognized tax positions (minimal in 2015).  During 2013, we recognized $133,000 in interest and penalties associated with unrecognized tax benefits.  At December 31, 2015 and 2014, the amounts accrued for interest and penalties were minimal.

LSB and certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  With few exceptions, the 2012-2014 years remain open for all purposes of examination by the U.S. Internal Revenue Service (“IRS”) and other major tax jurisdictions.  During 2014, we settled the examination with the IRS for the tax years 2008-2010 with no material changes to our financial position, results of operations and cash flow.